SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 5, 2003

AIRSPAN NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Washington

(State or other jurisdiction of incorporation)

000-31031	75-2743995
(Commission file number)	(I.R.S. Employer Identification No.)

777 Yamato Road, Suite 105, Boca Raton, Florida 33431

(Address of principal executive offices) (Zip code)

(561) 893-8670

(Registrant’s telephone number, including area code)

Item 7.	Exhibits

(c) Exhibits

99.1    Press Release dated November 5, 2003

Item 12.	Results of Operations and Financial Condition

On November 5, 2003, the Company issued a press release regarding its results of operations for the third quarter of 2003. A copy of that release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 10, 2003

AIRSPAN NETWORKS, INC

By:	/s/ Peter Aronstam

Peter Aronstam Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

99.1	Press release dated November 5, 2003